Exhibit 99.2

Ashford Inc. (NYSE American: AINC) Ashford Hospitality Trust (NYSE: AHT) Enhanced Return Funding Program (“ERFP”) & Ashford Hospitality Trust Acquisition of Hilton Alexandria Old Town Investor Presentation – June 2018

Ashford Inc. Ashford Hospitality Trust Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will," "may," "anticipate," "estimate," "should," “could," "expect," "believe," "intend," "potential," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by purchase price. A capitalization rate is determined by dividing a property's net operating income by purchase price. Net operating income is a property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Enhanced Return Funding Program Investor Presentation – June 2018 Page 2

Ashford Inc. Ashford Hospitality Trust Enhanced ReturnFunding Program Overview Enhanced Return Funding Program Investor Presentation – June 2018 Page 3

Ashford Inc. Ashford Hospitality Trust

Enhanced Return Funding Program

Designed to produce strong hotel returns at AHT and strong fee growth at AINC

- **$50 million ERFP commitment from AINC** may enable AHT to acquire up to **$500 million of new hotels**
- Structured to add **700 to 1,200 basis points**[1] to potential returns of AHT hotel acquisitions
- Strong potential returns to AINC with **35%+ 5-year IRRs** and **50%+ year one cash-on-cash yields**[2]
- AINC estimates an **incremental $0.66 per share of Adjusted Net Income per Share in year one** for every $10 million of ERFP investments it makes[3]
- Replacement of and improvement upon previously executed **"key money"** investment program

A Theoretical ERFP Example:
$100 million Ashford Trust acquisition with $10 million of ERFP from AINC


$30M AHT Equity
$70M Mortgage Debt plus Corporate Preferred
$10M ERFP Allocation
$20M AHT Equity
$70M Mortgage Debt plus Corporate Preferred
TYPICAL AHT HOTEL ACQUISITION
AHT HOTEL ACQUISITION WITH ERFP

(1) See assumptions on page 7
(2) See assumptions on page 11
(3) Assumes ERFP funding within the first year post-acquisition of ERFP asset by AHT

Enhanced Return Funding Program
Investor Presentation – June 2018
Page 4

Ashford Inc. Ashford Hospitality Trust

Program Structure / Terms[1]

Agreement structured to be a win/win for AINC and AHT shareholders

- **$50 million ERFP commitment** from AINC with ability to upsize to $100 million by mutual consent
- **Initial 2-year term** with 1-year renewals
- **ERFP programmatically sized at 10%** of disclosed purchase price of new AHT asset acquisitions
- **ERFP funding anticipated to occur on all new AHT hotel acquisitions**[2]
- Funding comes in the form of purchased furniture, fixture & equipment (FF&E) by AINC for use at newly acquired or existing AHT hotels
- ERP agreement includes amendments to advisory agreement and is subject to the closing of the proposed AINC project management transaction


Improves on successfully implemented "Key Money" concept[3]
ERFP is programmatic, sizable, and repeatable

(1) Terms of the agreement are available in 8-Ks that have been filed by both AINC and AHT with the SEC
(2) Assumes AINC has available cash of $15 million post-proposed ERFP funding and the acquisition is an eligible one (i.e. not a joint venture & customary fees are available to AINC)
(3) Key money concept previously implemented at Le Pavillon hotel

Enhanced Return Funding Program Investor Presentation – June 2018
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Ashford Inc. Ashford Hospitality Trust ERFP Benefits to Ashford Trust Enhanced Return Funding Program Investor Presentation – June 2018 Page 6

Ashford Inc. Ashford Hospitality Trust

Makes Attractive AHT Acquisitions Even Better

ERFP enhances returns on hotel acquisitions

- **Potential to enhance five year IRRs by 700 to 1,200 basis points**(1) for AHT hotel acquisitions
- **Targeting 33% reductions in required equity** capital for each new AHT asset acquisition
- Current AHT **excess corporate cash of approximately $286 million**
- Designed to **improve overall shareholder returns for AHT**
- **Significant AHT advantage** vs. competing market bids


Initial $500M Program Capacity
$50M ERFP Allocation(2)
$100M AHT Equity
$350M Mortgage Debt plus Allocated Corporate Preferred
33% reduction in AHT equity for acquisitions

(1) Assumes approximately 15% to 20% levered returns without ERFP funding over five years, between 25% and 40% required equity amounts per acquisition, and funding of ERFP at end of year one

(2) Assuming 10% ERFP commitment funded immediately at acquisition

Enhanced Return Funding Program Investor Presentation – June 2018

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Ashford Inc. Ashford Hospitality Trust Hilton Alexandria Old Town Acquisition Highlights High quality, well-branded full service asset located in Washington DC MSA Fee simple ownership of 252-room hotel with 12,967 square feet of meeting space T12 operating stats through May 2018: Occupancy 85% / ADR $190 / RevPAR $161 No near-term owner funded capital needs - $9.6m of capital invested into the hotel ($38k/key) since 2013 Two operated F&B outlets, including a full service Starbucks with street front access Hilton management – convertible to franchise after sale with no liquidated damages; no PIP if converted prior to December 31, 2019 Non-union labor Enhanced Return Funding Program Investor Presentation – June 2018 Page 8

Ashford Inc. Ashford Hospitality Trust

ERFP Enhances Acquisition of Hilton Alexandria Old Town

ERFP enhances potential returns of AHT's latest acquisition

- AHT to acquire asset for $111m or **$99.9m after $11.1m of committed AINC ERFP funding**[1]
- **Effective TTM NOI Cap Rate on acquisition increases due to ERFP funding to 8.3% from 7.5%**[2]
- **Effectively reduces AHT equity contribution by 38%** on Alexandria acquisition ($18.1 million vs. $29.2 million)[2]
- **Improves forecasted 5-year leveraged returns to AHT shareholders on Alexandria acquisition by 1,130 basis points**[3]
- **Forecasted 5-year leveraged returns improve by 62%** when including ERFP funding[3]


Forecasted 5-Year Leveraged IRR on Hilton Alexandria Old Town w/ and w/o ERFP(3)
Projected IRR
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
62% increase in potential AHT acquisition equity returns
18.2%
29.5%
11.3%
18.2%
18.2%
Base IRR
Base IRR + ERFP
Base IRR
ERFP

Enhanced Return Funding Program
Investor Presentation – June 2018

(1) ERFP funding should occur after the closing of the AINC / Remington project management transaction
(2) Assumes 10% ERFP funding occurs at the time of hotel acquisition
(3) Assumes 10% of purchase price funded by AHT corporate preferreds , property-level mortgage financing of 66%, closing/other costs of 2.5% of purchase price, and funding of ERFP at end of year one

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Ashford Inc. Ashford Hospitality Trust ERFP Benefits to Ashford Inc. Enhanced Return Funding Program Investor Presentation – June 2018 Page 10

Ashford Inc. Ashford Hospitality Trust

Attractive Potential Returns to AINC

$500M of incremental hotel acquisitions drive attractive fee streams

- **Targeting 35%+ IRRs to AINC** on ERFP investments[1]
- **Targeting 50%+ cash-on-cash returns to AINC** when combining tax benefits and increased fees[2]
- Initial Alexandria Hilton Old Town ERFP investment **estimated to add $0.70 to AINC's Adjusted Net Income per Share in the first year**[3]
- **Additional profitability potential** with future AINC products & services companies
- Updated base fee calculation adds additional **downside protection to AINC's fee streams** in event that AHT sells assets

EBITDA Source	Estimated Range of Incremental EBITDA *(Basis Points Of Purchase Price)*		
Base Advisory Fees [4]	46 bps	to	60 bps
Incentive Fees [5]	0 bps	to	17 bps
Project Management Fees [6]	13 bps	to	25 bps
Other Products & Services [7]	8 bps	to	20 bps
5-Year IRR to AINC [1]			***37%***
Year 1 Cash-on Cash Return to AINC [2]			***50%+***

Footnotes & Assumptions

(1) Targeted IRRs are estimated five year leveraged returns with 50% ERFP funding from credit facility at L+300, incremental EBITDA of 94.5 bps of purchase price, 5-year exit multiple of 10x incremental EBITDA, and funding of ERFP occurs at end of year one

(2) Assumes 50% ERFP funding from credit facility at L+300, incremental EBITDA of 94.5 bps of purchase price, expensing/accelerated depreciation of FF&E purchases, and a 21% federal income tax rate

(3) Assumes ERFP funding within the first year post-acquisition by AHT

(4) Based on 70 bps on asset value (65% to 85% incremental margin)

(5) Range of 0% to 25% of AHT TSR outperform vs. peers, assuming 40% equity on asset, amortized over 3 years

(6) Based on 9.5% of annual capex spend (assumes closing of project management transaction)

(7) Includes J&S Audio Visual, Pure, Lismore Capital, OpenKey & RED Hospitality estimates

Enhanced Return Funding Program
Investor Presentation – June 2018

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Ashford Inc. Ashford Hospitality Trust Attractive Potential Returns to AINC Theoretical example using midpoints of EBITDA range(1) shows 35%+ returns Enhanced Return Funding Program Investor Presentation – June 2018 Page 12 (1) Refers to incremental EBITDA range from page 11 Sensitivity of 5-Year Leveraged IRR on Terminal Value Multiple: Terminal EBITDA Multiple5-Year Leveraged IRR % 8.024% 9.031% 10.037% 11.042% 12.046% Example of a Potential AINC ERFP Investment - 5-Year Leveraged IRR AHT Asset Purchase Price$100.0 Year 1Year 2Year 3Year 4Year 5 ERFP (10% of Purchase Price Funded End of Year 1)($10.0) Tax Savings Via FF&E Expensing @ 21% Rate$2.1 Base Advisory Fee EBITDA (Midpoint of 53 bps) $0.5 $0.5 $0.5 $0.5 $0.5 Incentive Fee EBITDA (Midpoint of 8.5 bps) $0.1 $0.1 $0.1 $0.1 $0.1 Project Management EBITDA (Midpoint of 19 bps) $0.2 $0.2 $0.2 $0.2 $0.2 Other Products & Services (Midpoint of 14 bps) $0.1 $0.1 $0.1 $0.1 $0.1 Incremental Taxes on EBITDA @ 24% ($0.2) ($0.2) ($0.2) ($0.2) ($0.2) Debt Funding / Payoff $5.0 ($5.0) Interest Expense at 5% Annual Rate (Libor +300 bps) ($0.3) ($0.3) ($0.3) ($0.3) Terminal Value (10x Year 5 EBITDA) $9.5 Net Cash Flow($2.2)$0.5$0.5$0.5$4.9 5-Year Leveraged IRR37%

Ashford Inc. Ashford Hospitality Trust Available Liquidity for ERFP Funding AINC balance sheet currently has available capital to fund ERFP commitment(1) Approximately $135 million of AINC Available Liquidity ($ millions) potential available liquidity $160 $140 Targeting 50% ERFP funding from debt $120 $38 million balance sheet cash and cash equivalents(2) $100 $80 $35 million credit facility (potential to be upsized to $75 million via accordion feature) $60 $40 $20 $22 million of annualized operational (3) cash flows $0 Cash Credit Facility Potential Credit Facility Upsize Annualized Total (3) Cash Flow Cost of AINC credit facility is L + 300 bps to 350 bps (1) Certain requirements must be met in order for AINC to commit ERFP funding, including min cash of $15m (2) Estimated current cash and cash equivalents on hand (3) Annualized Q1 2018 Adjusted EBITDA of $5.4 million Enhanced Return Funding Program Investor Presentation – June 2018 Page 13 $135 $38$35$40 $22

Ashford Inc. Ashford Hospitality Trust Conclusion Enhanced Return Funding Program Investor Presentation – June 2018 Page 14

Ashford Inc. Ashford Hospitality Trust ERFP Summary & Conclusion Strong alignment of AINC and AHT for mutually beneficial growth Structured to add 700 to 1,200 basis points to returns on AHT hotel acquisitions(1) Strong potential returns to AINC with 35%+ 5-year IRRs and 50%+ year one cash-on-cash yields(2) Enhanced Return Funding Program Repeatable implementation of sizable $50 million ERFP and its programmatic 10% of purchase price structure has the potential to drive growth across both platforms Both AINC and AHT have available liquidity to fund ERFP and associated hotel acquisitions currently Potential for a “Virtuous Cycle” of mutually beneficial growth Enhanced Return Funding Program Investor Presentation – June 2018 (1) See footnote on page 7 (2) See assumptions on page 11 Page 15

Ashford Inc. (NYSE American: AINC) Ashford Hospitality Trust (NYSE: AHT) Enhanced Return Funding Program (“ERFP”) & Ashford Hospitality Trust Acquisition of Hilton Alexandria Old Town Investor Presentation – June 2018